Exhibit T3F


                             CROSS-REFERENCE TABLE*


Trust Indenture Act Section                                  Indenture Section


310(a)(1) ................................................................7.10
(a)(2) ...................................................................7.10
(a)(3) ...................................................................N.A.
(a)(4) ...................................................................N.A.
(a)(5) ...................................................................7.10
(b) ......................................................................7.10
(c) ......................................................................N.A.
311(a) ...................................................................7.11
(b) ......................................................................7.11
(c) ......................................................................N.A.
312(a) ...................................................................2.05
(b) .....................................................................11.03
(c) .....................................................................11.03
313(a) ...................................................................7.06
(b)................................................................7.07; 12.03
(c) ...............................................................7.06; 11.02
(d) ......................................................................7.06
314(a) ............................................................4.03; 11.05
(b)......................................................................12.03
(c).......................................................................N.A.
(d)......................................................................12.03
(e) .....................................................................12.03
(f).......................................................................N.A.
315.......................................................................N.A.
316(a)..............................................................2.08; 2.09
317.......................................................................N.A.
318(a)....................................................................N.A.
(b) ......................................................................N.A.
(c) .....................................................................11.01
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.